February 11, 1999



                         Dreyfus Global Growth Fund

                              Supplement to the
                        Prospectus dated May 1, 1998




      Effective February 11, 1999, the Fund's primary portfolio manager is Scott A. Chapman. Mr. Chapman joined Dreyfus in February 1999, and has been employed as a Vice President of Investments of Founders Asset Management LLC, an affiliate of The Dreyfus Corporation. For seven years prior thereto, he served as Vice President and Director of Global Strategy for HighMark Capital Management, Inc. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


                                        February 11, 1999



                         Dreyfus Global Growth Fund

                              Supplement to the
                     Statement of Additional Information
                              dated May 1, 1998




      As of February 11, 1999, the Fund's portfolio managers are: Messrs. Scott A. Chapman and Douglas A. Loeffler.